TEMPLETON INSTITUTIONAL FUNDS, INC.







                           TIFI    FOREIGN EQUITY SERIES
                               SEMIANNUAL REPORT
                              [TEMPLETON GRAPHIC]






[LOGO] TEMPLETON                                              JUNE 30, 1999

PAGE


MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

- ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

-    ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

-    ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

PAGE


June 30, 1999






Dear Shareholder:


     During the middle of 1998, investors were clearly worried about the health of the global economy and the potential for substantial earnings shortfalls. The Asian crisis appeared to be highly contagious and investor sentiment plummeted until the Federal Reserve Board (the "Fed") was apparently able to identify and prescribe corrective measures. Three interest rate reductions and an ample injection of liquidity seemed to reverse the course of the Asian crisis and stabilize the global economy. Fortunately, the Templeton Institutional Funds, Inc. Foreign Equity Series (the "Fund") was well-placed to take advantage of the revitalized health of the global economy.

[PICTURE OF MR. MOTYL]

GARY MOTYL HAS BEEN A PORTFOLIO MANAGER AND RESEARCH ANALYST WITH TEMPLETON INVESTMENT COUNSEL, INC. SINCE 1981. HE CURRENTLY MANAGES SEVERAL INSTITUTIONAL MUTUAL FUNDS, AND IS RESPONSIBLE FOR MANAGING MANY OF OUR SEPARATE ACCOUNT PORTFOLIOS. MR. MOTYL'S RESEARCH RESPONSIBILITIES INCLUDE THE GLOBAL AUTOMOBILE INDUSTRY AND U.S.-BASED UTILITIES AS WELL AS COUNTRY COVERAGE OF GERMANY.


PRIOR TO JOINING THE TEMPLETON ORGANIZATION, MR. MOTYL WORKED FROM 1974 TO 1979 AS A SECURITY ANALYST WITH STANDARD & POOR'S CORPORATION. HE THEN WORKED AS A RESEARCH ANALYST AND PORTFOLIO MANAGER FROM 1979 TO 1981 WITH LANDMARK FIRST NATIONAL BANK. IN THIS CAPACITY HE HAD RESPONSIBILITY FOR EQUITY RESEARCH AND MANAGED SEVERAL PENSION AND PROFIT SHARING PLANS.


MR. MOTYL HOLDS A BACHELOR OF SCIENCE IN FINANCE DEGREE FROM LEHIGH UNIVERSITY IN PENNSYLVANIA AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PACE UNIVERSITY IN NEW YORK, AND IS A CHARTERED FINANCIAL ANALYST.



                           TOTAL RETURNS AS OF 6/30/99

                                                                               CUMULATIVE
                                  ONE-YEAR      THREE-YEAR      FIVE-YEAR        SINCE
                                   AVERAGE       AVERAGE         AVERAGE      INCEPTION(1),(3)
                                 ANNUAL(1),(2)  ANNUAL(1),(2)  ANNUAL(1),(2)    (10/18/90)
TIFI Foreign
Equity Series-
Primary Shares                       6.75%        14.55%         13.88%        193.28%


MSCI AC World
ex U.S. Free Index(4)                9.53%         8.23%          7.95%        117.44%


MSCI EAFE Index(4)                   7.92%         9.12%          8.52%        104.11%


(1) The Fund's manager and administrator have agreed in advance to reduce their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.00% of average net assets. If these fee reductions are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any fee reductions for the Fund for the period ended June 30, 1999. After May 1, 2000, the manager and administrator may end this arrangement at any time. Past fee reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.


(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.


(3) Cumulative total return represents the change in value of an investment over the indicated periods.


(4) Source: Morgan Stanley Capital International. The MSCI AC World ex U.S. Free Index measures the performance of securities located in 46 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. The MSCI EAFE tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends.


   Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


   All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 7 of this report.


                                                                   continued...

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES
letter continued.......................................................



                       GEOGRAPHIC DISTRIBUTION ON 6/30/99
               (Equity Assets as a Percentage of Total Net Assets)


          Europe .............................................   53.1%
          Latin America/Caribbean ............................   12.0%
          Asia ...............................................   16.2%
          Australia/New Zealand ..............................    5.1%
          North America ......................................    3.6%



                        FUND ASSET ALLOCATION ON 6/30/99

          Short-Term Investments & Other Net Assets ...........   6.8%
          Fixed Income ........................................   3.2%
          Equity*..............................................  90.0%



              *Equity includes convertible and preferred securities



The Fund's holdings of emerging market and cyclical stocks rebounded forcefully in the first half of 1999 as earnings prospects improved and investors' fears abated. Moreover, the Fund's underweighting of European shares was helpful to its performance relative to its benchmarks as the euro's weakness, sluggish European economic growth, and high equity valuations conspired to produce weak U.S. dollar returns. For the quarter and year-to-date periods ended June 30, 1999, the Fund's Primary Shares reported cumulative total returns of 9.14% and 11.22%, compared to the unmanaged Morgan Stanley Capital International ("MSCI") All Country World ex U.S. Free Index returns of 4.67% and 7.15%, respectively. The MSCI Europe, Australasia, Far East ("EAFE") Index reported cumulative total returns of 2.61% and 4.11% for these periods. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                 Given the economy's rapid progress, the Fed apparently determined that a reduction in inflation fighting measures was warranted. The Fed's 25 basis point rate hike on June 30, and recent statistics that indicate a slowing in the very rapid growth rate of money supply in the near future, suggest that the Fed believed the risk of a global economic crisis had diminished. Presumably, with global economic stabilization in sight, the Fed could allow the world's various central banks and finance ministries to focus on more localized problems.


                  In Europe, policymakers struggled with the need to stimulate sluggish growth through lower interest rates while simultaneously defending the value of the beleaguered euro. The weaker currency played a role in encouraging greater exports and reduced imports, but we believe Europe will also need to address structural impediments in the labor market to make the euro a long-term success. Meanwhile, many European companies showed initiative by restructuring and/or acquiring other companies to gain critical mass and reduce costs, and the Fund benefited from these trends. Overall, we lightened our positions in European stocks, as valuations for some stocks were beginning to look rather full to us. This aided our performance relative to the indices in 1999's first half as European stocks, particularly the most expensive shares in which we had little exposure, performed poorly. During the period, we added Marks & Spencer Plc., a well-known UK retailer which has experienced some operating problems of late. The stock declined significantly and we believe it holds solid appreciation potential over the next few years. We liquidated our position in Saga Petroleum AS, the Norwegian energy company, which was the subject of a takeover bid. We preferred to take cash rather than stock in the acquiring company. Also, following strong share price performance, we


2

PAGE
 ...............................................................................


reduced our position in Nokia Corp., the Finnish telecommunications equipment maker.

                 In Latin America, we identified many stocks we believed to be bargain priced. These markets were some of the primary beneficiaries of the receding atmosphere of economic crisis during the second quarter of 1999, with Mexican stocks advancing and even Brazilian stocks managing a double-digit U.S. dollar gain despite the devaluation of the real. In our opinion, if inflation remains under control, interest rates fall further, fiscal and trade imbalances are addressed, and privatizations move forward, the potential for further gains on our holdings may be significant. During the period, we added to our position in the Chilean telecom company, Compania de Telecomunicaciones de Chile SA.

                 Southeast Asian stock markets were also major beneficiaries of the improved health of the global economies and, again, the Fund was well exposed to this trend. The Korean, Thai, and Singaporean stock markets each rose more than 50% in U.S. dollar terms, and the Hong Kong equities market, the Fund's greatest exposure in Asia, advanced over 30% during the first six months of 1999. Government-led bailouts to end the regional banking crisis, some progress on debt restructuring, improved current account positions, and sharply falling interest rates all appear to have signaled to the financial markets that the "point of maximum pessimism" that Templeton's research analysts are always searching for had passed. We are hopeful to take advantage of attractively-priced new issues of equity, as we believe that many Asian companies still need to sell shares in order to rebuild balance sheets weakened by the economic crisis in 1997-98.


                  Japanese stocks also posted a strong advance in the past quarter. While many challenges remain for the Japanese economy, investors' fears that the nation was entering into a more rapid downward economic spiral never fully materialized. Should Japan's policymakers find a way to inject liquidity into its economy, dispose of excess manufacturing capacity, and remove some of the structural impediments to free competition, we believe that better economic growth might also be achieved. While many Japanese stocks are still not inexpensive enough to meet our strict Templeton long-term value criteria, we were able to identify several shares that could. For example, Nippon Telegraph & Telephone Corp. has been added to the Fund. This Japanese telecommunications giant is beginning a long-term restructuring program that we believe may improve profitability. For the first time in many years, the Fund has a meaningful exposure to Japanese stocks. However, our holdings in these shares still represent an underweighted position relative to the MSCI EAFE Index and the MSCI AC World ex U.S. Free Index, and this detracted from our returns versus the indices in the second quarter.


                 While the current elevated valuations attached to equities in many parts of the world make the identification of bargains more challenging, worthwhile opportunities present themselves as nations,



                       INDUSTRY DIVERSIFICATION ON 6/30/99


               (Equity Assets as a Percentage of Total Net Assets)


   Finance                            23.9%
   Services                           21.5%
   Energy                             14.6%
   Materials                          10.2%
   Consumer Goods                      8.9%
   Capital Equipment                   7.7%
   Multi-Industry                      3.2%






                         10 LARGEST POSITIONS ON 6/30/99

                          (Percent of Total Net Assets)

   Development Bank of
   Singapore Ltd., fgn.                1.8%

   Compania de Telecomunicaciones
   de Chile SA, ADR                    1.8%

   Rhone-Poulenc SA, A                 1.5%

   Banque Nationale de Paris, 144A,
   ADR                                 1.5%

   Koninklijke Philips
   Electronics NV                      1.5%

   Societe Elf Aquitaine SA, Br.       1.5%

   Zurich Allied AG                    1.4%

   Telefonos de Mexico SA
   (Telmex), ADR                       1.4%

   Veba AG                             1.3%

   AXA SA                              1.3%




                                                                               3


PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC. FOREIGN EQUITY SERIES

letter continued.......................................................

industries, or individual companies fall temporarily out of favor with investors. As other investors scramble to pay high prices for those stocks with the most appealing trend, Templeton's analysts diligently search for those shares selling at the lowest prices in relation to long-term earnings potential. At Templeton, we remain committed to implementing our disciplined investment process and we are confident that, in so doing, we will build upon the strong relationship we enjoy with you now.

                     This discussion reflects our views, opinions, and portfolio holdings as of June 30, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

                     Of course, it should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. For example, the Mexican Bolsa Index has increased 3,760% during the last 15 years, but has suffered 8 declines of more than 15% during the time.(1) While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. These special risks and other considerations are discussed in the Fund's prospectus.

Thank you for allowing us to serve your investment management needs.

Best regards,


/s/DONALD F. REED
------------------
Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.


/s/GARY P. MOTYL
-----------------
Gary P. Motyl, CFA
Executive Vice President
Templeton Investment Counsel, Inc.

(1) Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 1999. Market return is measured in U.S. dollars and does not include reinvested dividends.


For the most current portfolio information, call 1-800-362-6243.

Total Return Index Comparison


$5,000,000 Investment:  10/18/90-6/30/99


[GRAPHIC OF LINE CHART]

                                                 MSCI AC
                 TIFI-FOREIGN                  WORLD FREE
                 EQUITY SERIES    MS EAFE        EX US          CPI
                 -------------  ----------    -----------   -----------
                   5,000,000      5,000,000      5,000,000     5,000,000
                   4,970,000      5,030,340      5,278,000     5,012,580
                   4,875,000      4,753,060      4,984,540     5,502,360
12/31/90           4,860,000      4,813,660      5,075,760     5,023,610
                   5,005,000      4,947,060      5,234,630     5,053,750
                   5,614,720      5,504,930      5,796,830     5,061,330
                   5,452,700      5,175,740      5,478,010     5,068,920
                   5,503,330      5,228,010      5,537,720     5,076,530
                   5,579,280      5,283,950      5,616,350     5,091,760
                   5,295,750      4,897,160      5,225,450     5,106,520
                   5,604,590      5,139,080      5,476,270     5,114,180
                   5,614,720      5,035,790      5,382,080     5,129,010
                   5,756,480      5,321,320      5,656,030     5,151,580
                   5,736,220      5,397,950      5,755,010     5,159,310
                   5,685,600      5,147,480      5,498,910     5,174,270
12/31/91           5,899,360      5,415,150      5,784,310     5,177,890
                   6,060,450      5,300,890      5,703,910     5,185,660
                   6,154,880      5,112,710      5,528,800     5,204,330
                   6,108,300      4,776,800      5,194,300     5,230,870
                   6,304,440      4,800,690      5,211,440     5,238,190
                   6,657,490      5,123,290      5,527,780     5,245,530
                   6,584,640      4,881,990      5,260,790     5,264,410
                   6,360,480      4,758,470      5,148,730     5,275,460
                   6,181,160      5,058,730      5,423,160     5,290,240
                   6,024,240      4,960,590      5,311,990     5,305,050
                   5,811,300      4,701,650      5,078,790     5,323,620
                   5,822,500      4,747,260      5,106,720     5,331,070
12/31/92           5,820,810      4,773,370      5,149,110     5,327,340
                   5,843,980      4,774,320      5,148,590     5,353,440
                   5,971,400      4,919,940      5,306,140     5,372,180
                   6,119,130      5,350,430      5,742,840     5,390,980
                   6,316,140      5,859,790      6,249,930     5,406,080
                   6,484,190      5,985,190      6,389,300     5,413,640
                   6,362,500      5,893,020      6,312,630     5,421,220
                   6,466,810      6,100,450      6,522,210     5,421,220
                   6,924,580      6,431,100      6,872,450     5,436,400
                   6,872,430      6,287,690      6,730,880     5,447,820
                   7,278,050      6,482,600      6,974,540     5,470,160
                   7,110,010      5,917,320      6,443,080     5,473,980
12/31/93           7,801,440      6,345,730      6,945,640     5,473,980
                   8,357,850      6,883,850      7,516,570     5,488,760
                   8,129,430      6,865,950      7,459,440     5,507,430
                   7,768,920      6,571,410      7,117,800     5,526,150
                   7,881,600      6,852,000      7,359,090     5,533,890
                   7,911,250      6,814,320      7,361,300     5,537,760
                   7,656,240      6,912,440      7,413,570     5,556,590
                   7,988,350      6,980,190      7,534,410     5,571,590
                   8,261,150      7,147,010      7,787,560     5,593,880
                   8,065,440      6,923,310      7,594,430     5,608,980
                   8,237,430      7,155,240      7,798,720     5,612,910
                   7,881,600      6,813,220      7,422,820     5,620,210
12/31/94           7,819,890      6,857,510      7,405,750     5,620,210
                   7,594,900      6,595,550      7,069,530     5,642,690
                   7,713,480      6,578,400      7,030,650     5,665,260
                   7,749,980      6,990,870      7,427,880     5,683,950
                   8,090,640      7,255,820      7,717,570     5,702,710
                   8,297,460      7,170,930      7,683,610     5,714,120
                   8,346,130      7,046,870      7,577,580     5,725,540
                   8,759,790      7,487,300      8,007,980     5,725,540
                   8,534,710      7,203,530      7,730,110     5,740,430
                   8,692,870      7,346,160      7,862,290     5,751,910
                   8,504,290      7,150,750      7,652,370     5,770,890
                   8,638,120      7,351,690      7,832,200     5,766,850
12/31/95           8,834,440      7,649,430      8,141,570     5,762,820
                   9,117,590      7,682,330      8,253,110     5,796,820
                   9,262,240      7,709,980      8,253,110     5,815,370
                   9,331,740      7,875,750      8,406,620     5,845,610
                   9,672,910      8,106,510      8,661,340     5,868,400
                   9,786,640      7,958,970      8,531,420     5,879,550
                   9,755,050      8,005,930      8,574,930     5,883,080
                   9,502,330      7,773,760      8,290,240     5,894,260
                   9,780,320      7,792,410      8,339,150     5,905,460
                   9,862,540      8,001,250      8,545,960     5,924,360
                   9,957,440      7,921,240      8,460,500     5,943,310
                  10,469,900      8,238,090      8,787,080     5,954,610
12/31/96          10,741,200      8,134,290      8,685,150     5,954,610
                  10,938,400      7,851,210      8,525,340     5,973,660
                  11,089,500      7,981,540      8,681,360     5,992,180
                  11,201,300      8,012,670      8,663,130     6,007,160
                  11,148,700      8,056,740      8,735,900     6,014,370
                  11,609,400      8,582,850      9,275,770     6,010,760
                  12,122,700      9,058,340      9,787,800     6,017,970
                  12,563,700      9,206,890      9,985,510     6,025,190
                  11,852,900      8,520,980      9,199,650     6,036,640
                  12,807,200      8,999,860      9,697,350     6,051,730
                  11,859,500      8,310,470      8,872,110     6,066,860
                  11,780,500      8,227,360      8,761,210     6,063,220
12/31/97          11,968,800      8,301,410      8,861,960     6,055,950
                  12,113,600      8,683,270      9,126,930     6,067,450
                  12,885,800      9,242,480      9,735,700     6,078,980
                  13,833,200      9,528,990     10,072,600     6,090,530
                  14,013,100      9,606,180     10,145,100     6,101,490
                  13,860,900      9,561,990      9,961,450     6,112,480
                  13,729,400      9,636,570      9,923,600     6,119,810
                  13,971,600      9,736,790     10,017,900     6,127,160
                  11,722,600      8,532,350      8,605,350     6,134,510
                  11,549,600      8,272,970      8,423,780     6,141,870
                  12,442,300      9,137,500      9,305,750     6,156,610
                  13,113,500      9,608,080      9,805,470     6,156,610
12/31/98          13,184,500      9,989,520     10,143,800     6,152,920
                  13,185,600      9,989,520     10,143,800     6,152,920
                  13,045,300      9,962,280     10,133,300     6,167,930
                  12,747,600      9,727,160      9,918,220     6,175,440
                  13,437,400     10,135,500     10,407,200     6,194,210
                  14,539,100     10,548,600     10,939,400     6,239,260
                  14,002,700     10,007,600     10,443,300     6,239,260
                  14,663,800     10,399,900     10,948,800     6,239,260

Periods ended June 30, 1999


                                                        SINCE
                                                      INCEPTION
                          ONE-YEAR     FIVE-YEAR     (10/18/90)
Average Annual
Total Return (1),(2)      6.75%          13.88%          13.17%

Cumulative Total
Return(1),(3)             6.75%          91.53%        193.28%


(1) The Fund's manager and administrator have agreed in advance to reduce their respective fees in order to limit the total expenses of the Fund to an annual rate of 1.00% of average net assets. If these fee reductions are insufficient to so limit the Fund's expenses, the administrator has agreed to assume as its own expense certain expenses otherwise payable by the Fund. These voluntary agreements did not result in any fee reductions for the Fund for the period ended June 30, 1999. After May 1, 2000, the manager and administrator may end this arrangement at any time. Past reductions by the Fund's manager and administrator increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Source: Morgan Stanley Capital International. The MSCI AC World ex U.S. Free Index measures the performance of securities located in 46 countries, including emerging markets in Latin America, Asia and Eastern Europe. It includes reinvested dividends. The MSCI EAFE tracks the performance of approximately 1,000 securities in 20 countries. It includes reinvested dividends. Indices are unmanaged, do not contain cash and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(5)       Source: U.S. Bureau of Labor Statistics (7/15/99).


All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.



4




PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights

                                                                                PRIMARY SHARES
                                              -----------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                             YEAR ENDED DECEMBER 31,
                                              JUNE 30, 1999    ------------------------------------------------------------------
                                              (UNAUDITED)+        1998          1997          1996          1995          1994
                                              -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the
  period)
Net asset value, beginning of period......         $17.76          $17.36        $16.34        $14.04        $12.86        $13.32
                                              -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income....................            .24             .42           .42           .45           .31           .20
 Net realized and unrealized gains
   (losses)...............................           1.75            1.29          1.43          2.54          1.35          (.16)
                                              -----------------------------------------------------------------------------------
Total from investment operations..........           1.99            1.71          1.85          2.99          1.66           .04
                                              -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income....................           (.01)           (.40)         (.43)         (.45)         (.31)         (.19)
 In excess of net investment income.......             --              --            --          (.02)           --            --
 Net realized gains.......................           (.04)           (.91)         (.40)         (.14)         (.17)         (.31)
 In excess of net realized gains..........             --              --            --          (.08)           --            --
                                              -----------------------------------------------------------------------------------
Total distributions.......................           (.05)          (1.31)         (.83)         (.69)         (.48)         (.50)
                                              -----------------------------------------------------------------------------------
Net asset value, end of period............         $19.70          $17.76        $17.36        $16.34        $14.04        $12.86
                                              ===================================================================================
Total Return*.............................         11.22%          10.16%        11.43%        21.58%        13.00%         0.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's).........     $4,702,821      $4,551,663    $3,706,006    $2,857,591    $1,817,883    $1,093,227
Ratios to average net assets:
 Expenses.................................           .84%**          .83%          .84%          .87%          .88%          .95%
 Net investment income....................          2.66%**         2.33%         2.49%         3.20%         2.70%         2.03%
Portfolio turnover rate...................          7.24%          15.40%        15.25%         7.39%        20.87%         7.90%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding.
                                                                               5

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Highlights (continued)

                                                                   SERVICE
                                                                   SHARES
                                                                -------------
                                                                PERIOD ENDED
                                                                JUNE 30, 1999
                                                                (UNAUDITED)+
                                                                -------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period........................       $19.53
                                                                   ------
Income from investment operations:
 Net investment income......................................          .14
 Net realized and unrealized gains..........................          .03
                                                                -------------
Total from investment operations............................          .17
                                                                -------------
Net asset value, end of period..............................       $19.70
                                                                =============
Total Return*...............................................         .87%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........................          $20
Ratios to average net assets:
 Expenses...................................................         .90%**
 Net investment income......................................        4.40%**
Portfolio turnover rate.....................................        7.24%

*Total return is not annualized.
**Annualized.
+For the period May 3, 1999 (effective date) to June 30, 1999. Based on average weighted shares outstanding


                       See Notes to Financial Statements.
 6

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 85.0%
AEROSPACE & MILITARY TECHNOLOGY
Rolls-Royce Plc. ...........................................    United Kingdom            10,110     $       42,828
                                                                                                     --------------
APPLIANCES & HOUSEHOLD DURABLES 1.2%
Sony Corp. .................................................        Japan                504,800         54,425,314
                                                                                                     --------------
AUTOMOBILES 2.7%
Autoliv Inc. ...............................................        Sweden               750,000         22,687,500
Fiat SpA....................................................        Italy              9,264,120         29,444,176
Volkswagen AG...............................................       Germany               304,000         19,615,634
Volvo AB, B.................................................        Sweden             1,895,125         54,945,697
                                                                                                     --------------
                                                                                                        126,693,007
                                                                                                     --------------
BANKING 14.1%
Argentaria Caja Postal Y Banco Hipotecaria SA, ADR..........        Spain                868,000         39,928,000
Australia & New Zealand Banking Group Ltd. .................      Australia            3,384,161         24,883,932
Banca Nazionale Del Lavoro SpA..............................        Italy              9,540,450         30,086,311
Banco Bradesco SA, ADR......................................        Brazil             2,078,900         10,676,235
Banco Pinto & Sotto Mayor SA................................       Portugal              356,800          6,336,079
*Bank Handlowy W Warszawie SA, GDR, 144A....................        Poland             1,160,000         18,502,000
Banque Nationale de Paris, 144A, ADR........................        France               833,500         69,451,170
BPI-SGPS SA.................................................       Portugal              681,408         14,299,941
Canadian Imperial Bank of Commerce..........................        Canada             1,555,200         37,299,296
Credit Suisse Group.........................................     Switzerland             296,100         51,235,623
Deutsche Bank AG, Br. ......................................       Germany               713,900         43,509,838
Development Bank of Singapore Ltd., fgn. ...................      Singapore            7,099,300         86,734,473
Foreningssparbanken AB, A...................................        Sweden             1,553,180         21,922,089
HSBC Holdings Plc. .........................................      Hong Kong            1,188,457         43,348,348
Kookmin Bank................................................     South Korea             202,968          4,120,733
Kookmin Bank, GDR, Reg S....................................     South Korea             339,683          6,912,549
Merita AS...................................................       Finland             9,113,000         51,781,613
National Bank of Canada.....................................        Canada             1,154,200         15,221,086
*Philippine National Bank...................................     Philippines           2,058,512          5,572,319
Svenska Handelsbanken, A....................................        Sweden             4,063,350         48,748,730
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand            8,000,000         24,732,203
Unibanco Uniao de Bancos Brasileiros SA, GDR................        Brazil               275,000          6,617,188
                                                                                                     --------------
                                                                                                        661,919,756
                                                                                                     --------------
BROADCASTING & PUBLISHING .4%
Television Broadcasts Ltd. .................................      Hong Kong            4,579,000         21,481,998
                                                                                                     --------------
BUILDING MATERIALS & COMPONENTS 1.4%
Okumura Corp. ..............................................        Japan              1,800,000          6,692,003
Pioneer International Ltd. .................................      Australia           12,477,632         31,796,984
*Siam City Cement Public Co. Ltd., fgn. ....................       Thailand              815,746          3,362,533
Svedala Industri, A.........................................        Sweden             1,355,000         24,384,263
                                                                                                     --------------
                                                                                                         66,235,783
                                                                                                     --------------
BUSINESS & PUBLIC SERVICES .6%
Esselte AB, A...............................................        Sweden                63,000            629,852
Esselte AB, B...............................................        Sweden               929,400          9,619,760
Hyder Plc. .................................................    United Kingdom         1,083,333         12,789,893
Lex Service Plc. ...........................................    United Kingdom            11,400            104,850
TNT Post Group NV...........................................     Netherlands             200,000          4,774,673
                                                                                                     --------------
                                                                                                         27,919,028
                                                                                                     --------------

                                                                               7

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
CHEMICALS 2.5%
Akzo Nobel NV...............................................     Netherlands             522,256     $   21,973,853
BASF AG.....................................................       Germany               660,000         28,994,534
Bayer AG, Br. ..............................................       Germany               899,230         37,417,686
Imperial Chemical Industries Plc. ..........................    United Kingdom         2,887,000         28,714,369
Yule Catto & Company Plc. ..................................    United Kingdom            42,500            233,796
                                                                                                     --------------
                                                                                                        117,334,238
                                                                                                     --------------
CONSTRUCTION & HOUSING .5%
Daito Trust Construction Co. Ltd. ..........................        Japan              1,151,300         12,840,838
Fairview Holdings Plc. .....................................    United Kingdom         1,816,252          3,850,539
Fletcher Challenge Building Ltd.............................     New Zealand           1,403,250          2,044,849
Kyudenko Corp. .............................................        Japan                909,000          5,196,861
                                                                                                     --------------
                                                                                                         23,933,087
                                                                                                     --------------
DATA PROCESSING & REPRODUCTION .3%
*Newbridge Networks Corp. ..................................        Canada               478,800         13,740,758
                                                                                                     --------------
ELECTRICAL & ELECTRONICS 4.9%
*ABB Ltd. ..................................................        Sweden                29,603          2,768,100
*ABB Ltd., new..............................................     Switzerland             416,257         39,226,547
Alcatel SA..................................................        France               251,087         35,344,308
General Electric Co. Plc. ..................................    United Kingdom         3,625,000         36,854,529
Hitachi Ltd. ...............................................        Japan              4,242,000         39,777,512
Koninklijke Philips Electronics NV..........................     Netherlands             703,248         69,367,507
*Meto AG....................................................        Sweden               992,400          4,914,143
                                                                                                     --------------
                                                                                                        228,252,646
                                                                                                     --------------
ELECTRONIC COMPONENTS & INSTRUMENTS .2%
BICC Plc. ..................................................    United Kingdom         6,281,099          8,959,986
                                                                                                     --------------
ENERGY EQUIPMENT & SERVICES .3%
TransCanada PipeLines Ltd. .................................        Canada               863,900         12,094,600
                                                                                                     --------------
ENERGY SOURCES 4.9%
Fletcher Challenge Energy Ltd. .............................     New Zealand           1,405,000          3,811,886
MOL Magyar Olay-Es Gazipari RT, GDS 144A....................       Hungary             1,339,742         32,086,821
Norsk Hydro ASA.............................................        Norway               306,300         11,555,554
Perez Companc SA, B.........................................      Argentina            3,466,500         19,934,368
*Ranger Oil Ltd. ...........................................        Canada                32,600            160,963
*Renaissance Energy Ltd. ...................................        Canada             1,210,200         16,373,051
Repsol SA...................................................        Spain              2,289,300         46,744,498
Shell Transport & Trading Co. Plc. .........................    United Kingdom            34,750            260,316
Shell Transport & Trading Co. Plc., N.Y. shs. ..............    United Kingdom           670,000         31,071,250
Societe Elf Aquitane SA, Br. ...............................        France               467,659         68,627,282
                                                                                                     --------------
                                                                                                        230,625,989
                                                                                                     --------------
FINANCIAL SERVICES 3.4%
AXA SA......................................................        France               498,707         60,840,505
Housing Development Finance Corp. Ltd. .....................        India                237,383         12,164,433
ICICI Ltd. .................................................        India             12,867,916         21,811,913
ICICI Ltd., GDR, 144A.......................................        India              1,676,500         17,267,950
ING Groep NV................................................     Netherlands             890,890         48,233,191
                                                                                                     --------------
                                                                                                        160,317,992
                                                                                                     --------------
FOOD & HOUSEHOLD PRODUCTS 1.3%
Northern Foods Plc. ........................................    United Kingdom         2,771,811          5,701,607
Panamerican Beverages Inc., A...............................        Mexico             1,444,100         34,387,631
Tate & Lyle Plc. ...........................................    United Kingdom         3,049,575         19,119,329
                                                                                                     --------------
                                                                                                         59,208,567
                                                                                                     --------------

 8

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
FOREST PRODUCTS & PAPER 3.5%
Aracruz Celulose SA, ADR....................................        Brazil             1,500,000     $   33,000,000
*Asia Pacific Resources International Hldgs. Ltd., A........      Indonesia              103,250            122,609
*Asia Pulp & Paper Co. Ltd., ADR............................      Indonesia              185,100          1,781,588
*Asia Pulp & Paper Co. Ltd., wts., 7/27/00..................      Indonesia               37,020             97,178
Assidoman AB................................................        Sweden               260,000          3,914,373
Carter Holt Harvey Ltd. ....................................     New Zealand           3,149,000          3,771,158
Cartiere Burgo SpA..........................................        Italy              1,217,760          7,822,447
Fletcher Challenge Ltd. Forestry Division...................     New Zealand          20,122,398         11,302,621
Fletcher Challenge Paper Ltd. ..............................     New Zealand           2,732,500          2,041,610
Jefferson Smurfit Group Plc. ...............................    United Kingdom         4,300,000         10,031,210
Metsa Serla OY, B...........................................       Finland             1,418,000         12,049,417
*PT Inti Indorayon Utama, ADR...............................      Indonesia               29,388              9,404
*PT Tjiwi Kimia.............................................      Indonesia            2,530,782            974,085
*PT Tjiwi Kimia TBK, wts., 7/15/02..........................      Indonesia              351,495             90,618
Stora Enso OYJ, R...........................................       Finland                54,000            579,148
Stora Enso OYJ, R, fgn. ....................................       Finland             1,814,636         19,636,146
Svenska Cellulosa AB, B.....................................        Sweden               600,000         15,525,759
+Unipapel SA, Br. ..........................................        Spain                619,386          7,032,525
UPM-Kymmene Corp. ..........................................       Finland             1,305,000         37,412,602
                                                                                                     --------------
                                                                                                        167,194,498
                                                                                                     --------------
HEALTH & PERSONAL CARE 3.6%
Astrazeneca Plc. ...........................................    United Kingdom           778,543         30,310,249
Internatio-Muller NV........................................     Netherlands             423,200          9,317,645
Medeva Plc. ................................................    United Kingdom         1,739,171          2,851,010
Nycomed Amersham Plc. ......................................    United Kingdom         7,558,120         53,763,699
Ono Pharmaceutical Co Ltd. .................................        Japan                  7,000            238,847
Rhone-Poulenc SA, A.........................................        France             1,567,712         71,635,886
                                                                                                     --------------
                                                                                                        168,117,336
                                                                                                     --------------
INDUSTRIAL COMPONENTS
Granges AB..................................................        Sweden                11,355            192,322
SKF AB, A...................................................        Sweden                11,000            194,072
                                                                                                     --------------
                                                                                                            386,394
                                                                                                     --------------
INSURANCE 3.8%
Ace Ltd. ...................................................       Bermuda             1,009,500         28,518,375
Istituto Nazionale Delle Assicurazioni SpA..................        Italy              6,104,000         14,137,964
Muenchener Rueckversicherungs-Gesellschaft..................       Germany                44,499          8,384,003
*Muenchener Rueckversicherungs-Gesellschaft, 144A...........       Germany                44,499          8,305,991
*Muenchener Rueckversicherungs-Gesellschaft, wts., 6/3/02...       Germany                    19                607
Skandia Foersaekrings AB....................................        Sweden             1,500,000         28,052,223
XL Capital Ltd., A..........................................       Bermuda               500,400         28,272,600
Zurich Allied AG............................................     Switzerland             114,155         64,912,531
                                                                                                     --------------
                                                                                                        180,584,294
                                                                                                     --------------
LEISURE & TOURISM
Toei Co. Ltd. ..............................................        Japan                 49,000            200,388
                                                                                                     --------------
MACHINERY & ENGINEERING 1.5%
Invensys Plc. ..............................................    United Kingdom         5,561,189         26,341,182
Makita Corp. ...............................................        Japan                740,000          8,369,630
New Holland NV..............................................     Netherlands           1,382,100         23,668,463
Tata Engineering & Locomotive Co., GDR, 144A................        India                200,000          1,160,000
VA Technologie AG, Br. .....................................       Austria               116,610         10,564,286
VA Technologie AG, Br., 144A................................       Austria                28,000          2,536,661
                                                                                                     --------------
                                                                                                         72,640,222
                                                                                                     --------------

                                                                               9

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MERCHANDISING 2.1%
Best Denki Co. Ltd. ........................................        Japan              1,125,000     $    8,931,965
House of Fraser Plc. .......................................    United Kingdom         1,750,000          2,399,830
Marks & Spencer Plc. .......................................    United Kingdom         3,275,000         18,893,635
Matsuzakaya Co. Ltd. .......................................        Japan              1,600,000          6,873,761
Safeway Plc. ...............................................    United Kingdom         4,650,000         18,598,681
Somerfield Plc. ............................................    United Kingdom         3,110,228         14,584,862
Storehouse..................................................    United Kingdom        13,238,000         28,482,504
                                                                                                     --------------
                                                                                                         98,765,238
                                                                                                     --------------
METALS & MINING 2.4%
Boehler-Uddeholm AG.........................................       Austria                22,450          1,111,040
Boehler-Uddeholm AG, 144A...................................       Austria                60,750          3,006,489
Grupo Mexico SA de CV, B....................................        Mexico             3,400,000         14,558,462
Iluka Resources Ltd. .......................................      Australia            4,870,699         10,529,324
Industrias Penoles SA.......................................        Mexico                33,900             98,822
Pechiney SA, A..............................................        France               568,000         24,413,984
Pohang Iron & Steel Co. Ltd. ...............................     South Korea             205,600         25,632,274
WMC Ltd. ...................................................      Australia            8,137,578         34,956,898
                                                                                                     --------------
                                                                                                        114,307,293
                                                                                                     --------------
MISC MATERIALS & COMMODITIES .2%
Golden Hope Plantations Bhd. ...............................       Malaysia            1,960,000          1,681,474
Unitor ASA..................................................        Norway               818,735          7,071,957
                                                                                                     --------------
                                                                                                          8,753,431
                                                                                                     --------------
MULTI-INDUSTRY 3.2%
Alfa SA de CV, A............................................        Mexico               900,400          3,764,085
Brierley Investments Ltd. ..................................     New Zealand          33,843,199          9,504,753
Cheung Kong Holdings Ltd. ..................................      Hong Kong               21,000            186,754
DESC SA de CV DESC, B.......................................        Mexico               143,000            157,277
Hutchison Whampoa Ltd. .....................................      Hong Kong            5,525,500         50,028,854
Jardine Matheson Holdings Ltd. .............................      Hong Kong            9,786,341         48,931,705
Jardine Strategic Holdings Ltd. ............................      Hong Kong            5,115,130         13,299,338
La Cemento Nacional SA, GDR, 144A...........................       Ecuador                   200             14,400
La Cemento Nacional SA, GDR, Reg S..........................       Ecuador                   400             28,800
Swire Pacific Ltd., A.......................................      Hong Kong            4,993,000         24,711,291
Swire Pacific Ltd., B.......................................      Hong Kong              154,500            115,494
                                                                                                     --------------
                                                                                                        150,742,751
                                                                                                     --------------
REAL ESTATE .9%
Inversiones y Representacion SA.............................      Argentina            3,030,000          9,333,333
Inversiones y Representacion SA, GDR........................      Argentina               25,000            771,875
Taylor Woodrow Plc. ........................................    United Kingdom        11,078,810         31,957,098
Unione Immobiliare SpA......................................        Italy              6,104,000          2,687,850
                                                                                                     --------------
                                                                                                         44,750,156
                                                                                                     --------------
TELECOMMUNICATIONS 12.7%
British Telecommunications Plc. ............................    United Kingdom         2,930,000         49,139,687
*Cable & Wireless Optus Ltd., 144A..........................      Australia           13,200,000         30,055,600
Compania de Telecomunicaciones de Chile SA, ADR.............        Chile              3,415,550         84,534,863
Hong Kong Telecommunications Ltd. ..........................      Hong Kong           14,505,500         37,671,282
Koninklijke KPN NV..........................................     Netherlands             406,400         19,068,990
Nippon Telegraph & Telephone Corp. .........................        Japan                  2,300         26,792,796
Nokia Corp., A..............................................       Finland               587,800         51,524,183
Nortel Networks Corp. ......................................        Canada                 4,080            354,195
Philippine Long Distance Telephone Co., ADR.................     Philippines             709,905         21,385,888
PT Indosat, ADR.............................................      Indonesia              158,300          3,086,850
*Rostelecom, ADR............................................        Russia               690,000          6,770,625
SK Telecom Co. Ltd., ADR....................................     South Korea             383,057          6,511,969

 10

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TELECOMMUNICATIONS (CONT.)
Telecom Argentina Stet-France SA, ADR.......................      Argentina            1,115,400     $   29,836,950
*Telecom Italia SpA, di Risp................................        Italy              7,307,900         39,753,710
Telefonica de Argentina SA, ADR.............................      Argentina            1,526,166         47,883,458
*Telefonica SA..............................................        Spain              1,170,795         56,396,653
Telefonos de Mexico SA (Telmex), ADR........................        Mexico               790,006         63,842,360
Videsh Sanchar Nigam Ltd. ..................................        India              1,000,000         21,078,728
Videsh Sanchar Nigam Ltd., GDR, 144A........................        India                127,600          1,634,875
                                                                                                     --------------
                                                                                                        597,323,662
                                                                                                     --------------
TEXTILES & APPAREL .1%
Courtaulds Textiles Plc. ...................................    United Kingdom         1,500,000          3,901,201
                                                                                                     --------------
TRANSPORTATION 2.6%
Autostrade Concessioni e Costruzioni SpA, A.................        Italy              4,865,000         34,873,275
British Airways Plc. .......................................    United Kingdom         4,184,700         28,923,914
Canadian National Railway Co................................        Canada               240,000         16,218,654
Kvaerner ASA, A.............................................        Norway               454,600          9,354,741
Mayne Nickless Ltd., A......................................      Australia            9,050,000         30,969,354
Peninsular & Oriental Steam Navigation Co...................    United Kingdom            21,680            326,181
Stolt Nielsen SA, ADR.......................................        Norway                 2,000             34,250
                                                                                                     --------------
                                                                                                        120,700,369
                                                                                                     --------------
UTILITIES ELECTRICAL & GAS 9.7%
BG Plc. ....................................................    United Kingdom         4,983,308         30,418,115
British Energy Ltd. ........................................    United Kingdom         2,704,500         23,126,497
Centrais Eletricas Brasileiras SA (Eletrobras), ADR.........        Brazil             3,348,700         31,910,579
*Centrais Geradoras Do Sul Do Brasil SA, ADR................        Brazil               117,000            467,333
Centrica Plc. ..............................................    United Kingdom         5,833,935         13,724,580
*CEZ AS.....................................................    Czech Republic         5,287,293         10,881,983
Endesa SA...................................................        Spain              1,567,200         33,422,395
Evn AG......................................................       Austria               158,336         23,153,599
Gener SA, ADR...............................................        Chile                840,000         14,910,000
Guangdong Electric Power Development Co Ltd., B.............        China              2,455,129          1,689,734
Hong Kong Electric Holdings Ltd. ...........................      Hong Kong            8,511,800         27,426,101
Iberdrola SA, Br. ..........................................        Spain              3,010,329         45,851,871
Korea Electric Power Corp. .................................     South Korea             639,410         26,570,731
National Power Plc. ........................................    United Kingdom         4,069,416         29,554,292
Nova Chemicals Corp. .......................................        Canada                37,960            884,943
Shandong Huaneng Power Development Co. Ltd., ADR............        China              5,682,965         29,480,381
Thames Water Group Plc. ....................................    United Kingdom         3,152,655         50,041,354
Veba AG.....................................................       Germany             1,068,400         63,022,048
                                                                                                     --------------
                                                                                                        456,536,536
                                                                                                     --------------
TOTAL COMMON STOCKS (COST $3,002,731,490)...................                                          3,998,089,346
                                                                                                     --------------
PREFERRED STOCKS 5.0%
ABN Amro Holdings NV, cvt. pfd. ............................     Netherlands             457,188         36,492,061
Banco Bradesco SA, pfd. ....................................        Brazil         3,586,486,932         18,418,478
Banco Itau SA, pfd. ........................................        Brazil            54,025,000         28,052,924
Cia Vale do Rio Doce, A, ADR, pfd. .........................        Brazil               335,000          6,652,211
Embratel Participacoes SA, ADR, pfd. .......................        Brazil             1,129,800         15,675,975
Lojas Americanas SA, pfd. ..................................        Brazil           396,729,153          1,584,653
News Corp. Ltd., pfd. ......................................      Australia            5,534,958         42,167,968
Tele Celular Sul Participacoes SA, ADR, pfd. ...............        Brazil               112,980          2,450,254
Tele Centro Oeste Celular Participacoes SA, ADR, pfd. ......        Brazil               376,596          1,482,847
Tele Centro Sul Participacoes SA, ADR, pfd. ................        Brazil               225,960         12,540,780
Tele Leste Celular Participacoes SA, ADR, pfd. .............        Brazil                22,596            672,231
Tele Nordeste Celular Participacoes SA, ADR, pfd. ..........        Brazil                56,490          1,525,230
Tele Norte Celular Participacoes SA, ADR, pfd. .............        Brazil                22,596            611,504
Tele Norte Leste Participacoes SA, ADR, pfd. ...............        Brazil             1,129,800         20,971,913

                                                                              11

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                   COUNTRY            SHARES             VALUE
-------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Tele Sudeste Celular Participacoes SA, ADR, pfd. ...........        Brazil               225,960     $    6,552,840
*Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. .....        Brazil             1,129,800             70,613
Telemig Celular Participacoes SA, ADR, pfd. ................        Brazil                56,490          1,391,066
Telesp Celular Participacoes SA, ADR, pfd. .................        Brazil               451,920         12,088,860
Telesp Participacoes SA, ADR, pfd. .........................        Brazil             1,129,800         25,844,175
Usinas Siderurgicas de Minas Gerais, ADR, Reg S, pfd. ......        Brazil                26,900             91,483
                                                                                                     --------------
TOTAL PREFERRED STOCKS (COST $220,298,164)..................                                            235,338,066
                                                                                                     --------------
                                                                                    PRINCIPAL
                                                                                     AMOUNT**
                                                                                     --------
BONDS 3.2%
Government of Australia, 10.00%, 10/15/07...................      Australia           64,912,000AUD      53,295,467
Government of New Zealand, 7.00%, 7/15/09...................     New Zealand          90,000,000NZD      49,391,980
RGC Ltd, zero coupon, 12/31/00..............................      Australia            7,429,095AUD       1,966,930
United Kingdom, 7.25%, 12/07/07.............................    United Kingdom        27,000,000GBP      48,052,867
                                                                                                     --------------
TOTAL BONDS (COST $151,173,627).............................                                            152,707,244
                                                                                                     --------------
SHORT TERM INVESTMENTS (COST $300,249,455) 6.4%
U.S. Treasury Bills, 4.30% to 4.85%, with maturities to
  12/09/99..................................................    United States        304,282,000        300,221,752
                                                                                                     --------------
TOTAL INVESTMENTS (COST $3,674,452,736) 99.6%...............                                          4,686,356,408
OTHER ASSETS, LESS LIABILITIES .4%..........................                                             16,485,046
                                                                                                     --------------
TOTAL NET ASSETS 100.0%.....................................                                         $4,702,841,454
                                                                                                     ==============

CURRENCY ABBREVIATIONS:

AUD  -- Australian Dollar
GBP  -- British Pound
NZD  -- New Zealand Dollar

*Non-income producing.
**Securities denominated in U.S. dollars unless otherwise indicated.
+The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of June 30, 1999, the Fund had investments in "affiliated persons" valued at $7,032,525.

                       See Notes to Financial Statements.

 12

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $3,674,452,736)...........................................  $4,686,356,408
 Cash.......................................................       1,825,523
 Receivables:
  Fund shares sold..........................................      22,026,467
  Dividends and interest....................................      26,091,771
                                                              --------------
      Total assets..........................................   4,736,300,169
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................      27,017,455
  Fund shares redeemed......................................       2,580,178
  To affiliates.............................................       3,053,134
 Deferred tax liability (Note 1e)...........................         202,025
 Accrued expenses...........................................         605,923
                                                              --------------
      Total liabilities.....................................      33,458,715
                                                              --------------
Net assets, at value........................................  $4,702,841,454
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................  $   62,677,901
 Net unrealized appreciation................................   1,011,674,288
 Accumulated net realized gain..............................     124,437,385
 Beneficial shares..........................................   3,504,051,880
                                                              --------------
Net assets, at value........................................  $4,702,841,454
                                                              ==============
PRIMARY SHARES:
 Net asset value per share ($4,702,821,281 / 238,757,458
   shares outstanding)......................................          $19.70
                                                              ==============
SERVICE SHARES:
 Net asset value per share ($20,173 / 1,024 shares
   outstanding).............................................          $19.70
                                                              ==============

                       See Notes to Financial Statements.
                                                                              13

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $7,396,543)
 Dividends..................................................    $ 68,293,763
 Interest...................................................      11,065,567
                                                                ------------
      Total investment income...............................                       $ 79,359,330
Expenses:
 Management fees (Note 3)...................................      15,880,182
 Administrative fees (Note 3)...............................       1,900,265
 Transfer agent fees (Note 3)...............................          36,200
 Custodian fees.............................................         943,900
 Reports to shareholders....................................          20,900
 Registration and filing fees...............................         147,000
 Professional fees..........................................          64,000
 Directors' fees and expenses...............................          75,300
 Other......................................................          50,724
                                                                ------------
      Total expenses........................................                         19,118,471
                                                                                   ------------
            Net investment income...........................                         60,240,859
                                                                                   ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments...............................................     126,389,275
  Foreign currency transactions.............................      (1,275,662)
                                                                ------------
      Net realized gain.....................................                        125,113,613
 Net unrealized appreciation (depreciation) on:
  Investments...............................................     295,074,790
  Translation of assets and liabilities denominated in
    foreign currencies......................................         (97,390)
  Deferred taxes (Note 1e)..................................        (202,025)
                                                                ------------
      Net unrealized appreciation...........................                        294,775,375
                                                                                   ------------
Net realized and unrealized gain............................                        419,888,988
                                                                                   ------------
Net increase in net assets resulting from operations........                       $480,129,847
                                                                                   ============

                       See Notes to Financial Statements.
 14

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 1999         YEAR ENDED
                                                                  (UNAUDITED)       DECEMBER 31, 1998
                                                                -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................     $   60,240,859      $  100,751,153
  Net realized gain from investments and foreign currency
    transactions............................................        125,113,613         210,476,058
  Net unrealized appreciation on investments, translation of assets and liabilities denominated in foreign currencies
   and deferred taxes.......................................        294,775,375          69,995,443
                                                                -------------------------------------
    Net increase in net assets resulting from operations....        480,129,847         381,222,654
 Distributions to shareholders from:
  Net investment income - Primary Shares....................         (2,547,430)        (95,131,004)
  Net realized gains - Primary Shares.......................         (8,916,833)       (213,861,645)
 Capital share transactions (Note 2):
  Primary Shares............................................       (317,507,417)        773,427,138
  Service Shares............................................             20,000                  --
                                                                -------------------------------------
    Net increase in net assets..............................        151,178,167         845,657,143
Net assets:
 Beginning of period........................................      4,551,663,287       3,706,006,144
                                                                -------------------------------------
 End of period..............................................     $4,702,841,454      $4,551,663,287
                                                                =====================================
Undistributed net investment income included in net assets:
 End of period..............................................     $   62,677,901      $    4,984,472
                                                                =====================================

                       See Notes to Financial Statements.
                                                                              15

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Foreign Equity Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in the equity securities of companies located outside the United States including emerging markets. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

 16

PAGE

TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

The Fund offers two classes of shares: Primary shares and Service shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1999, there were 1.14 billion shares authorized ($0.01 par value), of which 455 million and 100 million were designated as Primary shares and Service shares, respectively. Transactions in the Fund's shares were as follows:

                                                                   SIX MONTHS ENDED                          YEAR ENDED
                                                                    JUNE 30, 1999                        DECEMBER 31, 1998
                                                              --------------------------------------------------------------
                                                              SHARES           AMOUNT                SHARES           AMOUNT
                                                              --------------------------------------------------------------
PRIMARY SHARES:
Shares sold...............................................   47,828,989    $   882,026,767          94,164,555    $ 1,756,499,486
Shares issued on reinvestment of distributions............      615,734         10,479,889          16,340,500        278,597,990
Shares redeemed...........................................  (65,997,942)    (1,210,014,073)        (67,623,948)    (1,261,670,338)
                                                            ---------------------------------------------------------------------
Net increase (decrease)...................................  (17,553,219)   $  (317,507,417)         42,881,107    $   773,427,138
                                                            =====================================================================
                                                                     PERIOD ENDED
                                                            ------------------------------
                                                                    JUNE 30, 1999*
                                                            ------------------------------
                                                              SHARES           AMOUNT
                                                            ------------------------------
SERVICE SHARES:
Shares sold...............................................        1,024    $        20,000
                                                            ------------------------------
Net increase..............................................        1,024    $        20,000
                                                            ==============================

*Effective date of Service Shares is May 3, 1999.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to TICI of 0.70% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TICI and FT Services have agreed in advance to limit total expenses of the Fund to an annual rate of 1.00% of average daily net assets through April 30, 2000. For the six months ended June 30, 1999, no reimbursement was necessary under the agreement.

                                                                              17

PAGE
TEMPLETON INSTITUTIONAL FUNDS, INC.
FOREIGN EQUITY SERIES
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
The Fund reimburses Distributors up to .35% per year of the average daily net assets of Service shares, for costs incurred in marketing the Fund's Service shares.

4. INCOME TAXES

At June 30, 1999, the net unrealized appreciation based on the cost of investments for income tax purposes of $3,674,502,522 was as follows:

Unrealized appreciation.....................................  $1,310,835,584
Unrealized depreciation.....................................    (298,981,698)
                                                              --------------
Net unrealized appreciation.................................  $1,011,853,886
                                                              ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies and wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 1999 aggregated $307,853,142 and $478,087,643 respectively.

 18

PAGE

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PAGE

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PAGE
This report must be preceded or accompanied by the current prospectus of the Templeton
Institutional Funds, Inc. Foreign Equity Series, which contains more complete information, including risk factors, charges, and expenses.
Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Funds.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.







                        Principal Underwriter:

                           FRANKLIN TEMPLETON
                            DISTRIBUTORS, INC.
                        100 Fountain Parkway
                               P.O. Box 33030
           St. Petersburg, Florida 33733-8030

[RECYCLE LOGO]

       Institutional Services: 1-800-321-8563
             Fund Information: 1-800-362-6243